UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2005

ISCO INTERNATIONAL, INC.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 CAMBRIDGE DRIVE, ELK GROVE VILLAGE, ILLINOIS, 60007

(Address of Principal Executive Offices)

(847) 391-9400

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On July 25, 2005, ISCO International, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with Grace Brothers, Ltd. (along with its affiliated entities such as Alexander Finance, L.P. is referred to as “Grace”), Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (“Elliott International” and together with Elliott Associates and their affiliates are referred to as “Elliott”) as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2005. Pursuant to the Purchase Agreement, Elliott and Grace agreed to purchase an aggregate of 20,000,000 shares of the Company’s common stock at a per share price of $0.22 as follows: 500,000 shares to Elliott Associates, 9,500,000 shares to Elliott International and 10,000,000 shares to Grace. The transactions contemplated by the Purchase Agreement closed on August 2, 2005.

On August 3, 2005 the Company delivered a demand letter to each of Elliott and Grace (each a “Demand Letter” and together, the “Demand Letters”) in which the Company demanded payment of certain short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Act”), previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2005 as Exhibits 99.1 and 99.2 thereto, respectively, and incorporated herein by reference.

On August 3, 2005, Grace responded as more fully described in Item 8.01 below.

On August 5, 2005, the Company entered into a letter agreement with Elliott whereby Elliott Associates and Elliott International agreed to remit $90,069 and $223,192 respectively, or $313,261 in the aggregate, to the Company to satisfy the claim made by the Company in the Demand Letter for short-swing profits owed by Elliott under Section 16(b) of the Act. In addition, the Company agreed this amount fully satisfied its demand, and accordingly agreed to release Elliott from any and all Section 16(b) claims resulting from the transactions referenced in the Demand Letter. The Company has received the $313,261 from Elliott.

A copy of the letter agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. Other Events.

The information set forth under Item 1.01 of this Report is hereby incorporated in Item 8.01 by reference.

On August 3, 2005, Grace (along with its affiliates) responded to the Demand Letter referenced above. A copy of that response is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Grace confirmed that it sold 2,016,800 shares of Company common stock during the six months preceding August 2, 2005.

Grace then remitted the difference between total proceeds from sales and the purchase price of new shares, or $293,962.40 in the aggregate, to the Company. The Company believes this amount fully satisfies its demand, and therefore considers this matter to be concluded.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(c)	Exhibit No.	Description
	10.1	Letter Agreement by and among ISCO International, Inc., Elliott Associates, L.P., and Elliott International, L.P. dated August 5, 2005.

	99.1	Letter dated August 3, 2005 sent by Grace Brothers, Ltd. to ISCO International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: August 9, 2005	By:	/s/ Frank Cesario
Frank Cesario Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
10.1*	Letter Agreement by and among ISCO International, Inc., Elliott Associates, L.P., and Elliott International, L.P. dated August 5, 2005.

99.1*	Letter dated August 3, 2005 sent by Grace Brothers, Ltd. to ISCO International, Inc.

*	Filed herewith